SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 12, 2002
(Date of earliest event reported)

POTLATCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5313	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100, Spokane WA,	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

On August 12, 2002, in accordance with Order 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, the Chief Executive Officer and the Chief Financial Officer of Potlatch Corporation executed sworn statements, which have been submitted to the Securities and Exchange Commission. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 12, 2002

POTLATCH CORPORATION

By	/S/ MALCOLM A. RYERSE
Malcolm A. Ryerse Corporate Secretary

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EXHIBIT INDEX

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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